Exhibit 10.4


                               FOURTH AMENDMENT TO
                         WINDSYSTEM MANAGEMENT AGREEMENT


This Fourth Amendment to Windsystem Management Agreement (the "Amendment") is made by and between Enron Wind Systems, LLC ("EWS") and Zond PanAero Windsystem Partners I, a California limited partnership (the "Partnership").

                                    RECITALS
                                    --------

WHEREAS, EWS and the Partnership are parties to that certain Windsystem Management Agreement dated July 27, 1998 (as amended, the "Windsystem Management Agreement"), pursuant to which EWS performs certain management, administrative and other services for the Partnership in connection with that certain wind power project owned by the Partnership.

WHEREAS, the term of the Windsystem Management Agreement expires on June 23, 2005 (the "Windsystem Management Termination Date") and the parties desire to extend the Windsystem Management Termination Date until December 31, 2005.

                                    AGREEMENT
                                    ---------

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, EWS and the Partnership agree as follows:

1. Amendment to Windsystem Management Agreement. Section 3 of the Windsystem
   --------------------------------------------
Management Agreement is hereby amended by deleting the date "June 23, 2005" that appears therein and replacing it in its entirety with the date "December 31, 2005".

2. Governing Law. The terms and provisions of this Amendment shall be governed
   -------------
by and construed in accordance with the laws of the state of California.

3. Counterparts. This Amendment may be executed in counterparts, each of which
   ------------
shall be deemed an original and all of which, when taken together, shall constitute one and the same document.

4. Effective Date. This Amendment shall be effective and the Windsystem
   --------------
Management Agreement shall be amended pursuant to this Amendment as of June 23, 2005.

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

     IN WITNESS WHEREOF, each of the parties to this Amendment have executed this Amendment on date set forth below.


EWS                                         Partnership
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Enron Wind Systems, LLC                     Zond-PanAero Windsystem Partners I,
                                            a California Limited Partnership
By:  Enron Wind LLC, its sole
     member                                 By: Zond Windsystems Management LLC,
                                            its General Partner
By:  Enron Renewable Energy Corp.,
     its sole member                        By:    /s/ Eric Gadd
                                            Name:  Eric Gadd
By: /s/ Eric Gadd                           Title: President and Chief Executive
Name: Eric Gadd                                    Officer
Title: President                            Date:  June 23, 2005

Date:  June 23, 2005